UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number 811-04704
                                                     ---------

                          The Primary Trend Fund, Inc.

                             700 North Water Street
                              Milwaukee, WI  53202
                              --------------------
                    (Address of principal executive offices)

                     Arnold Investment Counsel Incorporated
                             700 North Water Street
                              Milwaukee, WI  53202
                              --------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (414) 271-2726
                                                           --------------

                        Date of fiscal year end: June 30
                                                 -------

                    Date of reporting period: June 30, 2005
                                              -------------

ITEM 1.  REPORTS TO STOCKHOLDERS

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

                         (THE PRIMARY TREND FUNDS LOGO)

ANNUAL REPORT

THE PRIMARY
TREND FUND

THE PRIMARY
INCOME FUND

MILWAUKEE, WISCONSIN
JUNE 30, 2005

MESSAGE TO SHAREHOLDERS...

     "At this stage in the economic cycle, fundamentals are paramount. The easy earnings rebound is over. Earnings growth will begin to slow - P/E multiples may begin to contract. After the cyclical bull move we've had in 2003-04, stocks in general are not cheap. These two ingredients - slow growth combined with higher valuations - may give the stock market indigestion in 2005."

                                        THE PRIMARY TREND FUNDS
                                        December 31, 2004 - Semiannual Report

  Challenged by skyrocketing oil prices, high interest rates and the potential for inflation, the stock market more or less digested its gains as opposed to being inflicted with indigestion. In fact, the first half of 2005 looked uncannily similar to the first six months of 2004, when the Dow Jones Industrial Average made its high in the first quarter and subsequently fell to lower lows during the second quarter.

  This type of market action is not uncommon, especially after the spirited rallies that Wall Street experienced during the final months of 2003 and 2004. In fact, if investors focused solely on the venerable Dow Jones, the "Dullsville" trading range that we spoke of in the semiannual report continued its boring path. The DJIA closed at 10,435.48 on 6/30/04. Over the next 12 months, the DJIA actually retreated, closing at 10,274.97 on 6/30/05 (a loss in price of 1.5%, but a total return of +0.84% due to dividends). The Standard & Poor's 500(R) Composite fared better with a total return of +6.32% over the same time frame.

  Our "slow and steady" value-oriented investment philosophy didn't win the race this time, but it allowed the Primary Trend Funds to keep pace with their popular benchmarks. For the 12 months ended 6/30/05, the Primary Trend Funds generated the following total returns for their shareholders:

                    THE PRIMARY TREND FUND               +4.27%
                    THE PRIMARY INCOME FUND              +9.01%

THE PRIMARY TREND FUND
----------------------

  In a year where small and mid-cap stocks were achieving low double-digit returns, it is frustrating to see the Primary Trend Fund post single-digit returns - but it did keep pace with its large-cap benchmark indices. Our conservative posture and penchant for bargain-priced equities had both its ups and downs during fiscal year 2005.

  With the benefit of hindsight, all a portfolio manager or individual investor needed to do over the last 12 months was load up on utility stocks (the S&P GIC Utilities Index gained nearly 38%) and 30-year U.S. Treasury bonds. In order to avert an overheated economy, the Fed reversed its stance last year and began tightening short-term interest rates, tripling the Fed Funds rate from 1% to 3%. We expected long-term interest rates to follow suit - and we were wrong. Long-term yields on the 30-year Treasury dropped from 5.30% on 6/30/04 to 4.19% on 6/30/05. Total returns from 30-year Treasury bonds over that time frame were a spectacular +24.9%. Our crystal ball was a little dirty and less than helpful as we underweighted utilities and bonds in the Primary Trend Fund portfolio (only 4% of assets was invested in these two investment vehicles).

  We have been pounding the table on the big pharmaceutical stocks for over a year now. While errant in our timing, we still believe that these stocks offer a foundation of safety, but more importantly, an abundance of value. With sizeable investments in Abbott Labs, Bristol-Myers Squibb, Johnson & Johnson, Eli Lilly, Pfizer and Schering-Plough, the Primary Trend Fund has its largest exposure to the Healthcare sector with 17.4% of assets. This compares to only a 13.3% weighting of Healthcare in the S&P 500(R) Composite. While the stocks "flatlined" during the past year, their above-average dividends did provide a steady income stream for the portfolio. We expect that this sector's performance over the next year will benefit the Primary Trend Fund shareholders tremendously.

  Over the last 12 months, our focus on energy stocks has brought both outsized gains and disbelief. At the beginning of this fiscal year, we overweighted the portfolio with energy names such as BP plc, Occidental Petroleum and Schlumberger. As oil spurted to $45-50 per barrel in the winter months, these stocks performed exceedingly well. We have since taken partial profits in Occidental Petroleum and completely sold the Schlumberger position. With oil now trading at $60 per barrel, the oil exploration and production stocks and oil service stocks continue to march into new high ground. We believe that any upheaval in the price of the commodity will have a psychologically negative impact on energy stocks. This sector is not on the bargain table, and as such, we are underweighting it at 7.0% of the portfolio (vs. 9.1% for the S&P 500).

  We continue to de-emphasize the technology sector. Tech stocks only represent 2.1% of the portfolio, with our lone exposure in SBC Communications. This is in stark contrast to the S&P 500(R) Composite's 18.3% weighting. If stock market leadership shifts gears back into Tech, we may increase our exposure - but until then, Tech is still battling its own secular bear market trend. Opportunities in this sector are likely to be short-term trading as opposed to long-term investment.

THE PRIMARY INCOME FUND
-----------------------

  The more conservatively postured Primary Income Fund not only surpassed its flagship, the Primary Trend Fund, but it outpaced its benchmark S&P 500(R) Composite this past year too.

  As we mentioned earlier, the S&P GIC Utilities Index posted a whopping
+37.99% total return over the last 12 months. While the Primary Income Fund failed to achieve that level of performance, the Fund's commitment to the utility industry obviously was a major factor in its stellar returns. As we try to remind shareholders, the Primary Income Fund must invest at least 25% of its assets in utility securities, to include utility stocks, bonds and/or preferreds. As of 6/30/05, the portfolio has 30.5% of its assets invested in the utility sector - 28.1% of which is invested in the common equities of solid (some say "stodgy") electric, natural gas and water utility companies. Two factors boosted the utility sector over the past year: 1) lower long-term interest rates; and 2) Wall Street's gravitation toward dividend payers. The meteoric rise in a number of utility names makes us cautious on the sector in general. We are more apt to take some profits in the common equities going forward, funneling those proceeds into utility bonds.

  We continue to be pessimistic on the interest-rate front. Rising interest rates should prove painful to the earnings and fundamentals of financial stocks. As such, we continue to underweight financials with only 8.2% of the Primary Income Fund invested in this sector as opposed to 20.3% for the S&P 500(R) Composite.

  Similar to the Primary Trend Fund, healthcare stocks are one of the biggest sector commitments in the Primary Income Fund portfolio. With a 15.5% weighting, it is second only to the utility sector. The above-average dividend yields being offered by the big drug stocks, coupled with their huge cash flows, make them strong candidates for an income-oriented portfolio.

  The portfolio's bond exposure is still limited to only 7.4% of assets, including 2.4% in a utility bond. We have kept maturities very short (in the 2-3-year duration) due to our expectation of higher rates. We anticipate boosting the Fund's bond exposure as interest rates rise (and bond prices fall).

THE GREAT WALL
--------------

  "Made in China" may soon be displaced by "Owned by China". Unocal and Maytag have both been courted by Chinese conglomerates, and it's no secret that the Chinese are trying to finagle their way into the U.S. oil service business by introducing cheap "knock-offs" of oil land rigs. But the Great Wall we speak of is not in China, but on the floor of the New York Stock Exchange.

  As our shareholders, you are quite familiar with the great "wall of worry" that Wall Street and the stock market so often need to climb. In our humble opinion, an uptrend that is constantly greeted by skepticism is an uptrend that has staying power. Once an uptrend is embraced by the masses as a foregone conclusion, it has scaled that "wall of worry" and now finds itself on the slippery back slope. We haven't yet reached that slippery side.

  As we write this shareholders' letter, we are somewhat comforted by the fact that the stock market continues to take blows to the belly yet holds its ground. The London terrorist attacks, crude oil at $60, the Chinese Yuan revaluation, huge layoffs, heat waves and hurricanes - nothing has yet put the screws to the ticker tape for more than a few hours. This is bullish price action. As the old saying on Wall Street goes, "The most bullish thing the stock market can do is go up."

SIZE DOES MATTER
----------------

  The popular large-cap indices have struggled over the past year. As we've mentioned, the DJIA needed the help of its dividends to actually keep its head above water - and the S&P 500 managed a 6% return. However, the real action in the equity pits was firmly centered in the small- to mid-cap universe. The S&P Small Cap 600 Index had a total return of +13.45% for the 12-months ended 6/30/05, while the S&P Mid Cap 400 Index even did better with a +14.03% rate of return.

  This small- to mid-cap dominance is not a new phenomenon - this trend has been in place for six years. Since early 1999, when the large cap stocks passed the torch to their lesser-cap brethren, the S&P 500 Composite has been flat. There have been some upside and downside fireworks in between, but the S&P 500 is literally trading at the same level as it was six years ago.

  The S&P Mid Cap 400 Index, on the other hand, has doubled in price since then--and the S&P Small Cap 600 Index has more than doubled in price. And both are trading at new all-time highs, while both the Dow 30 and S&P 500 are still bleeding at levels 10-20% below their all-time highs achieved in early 2000.

  Why is this important? Firstly, because the health of the current cyclical bull market is dependent upon broad participation and new all-time highs by the weekly New York Stock Exchange Advance/Decline Line confirms that the "soldiers" are indeed supporting this market. Secondly, six years of outperformance by small-cap and mid-cap stocks is a little long in the tooth. We expect this leadership to morph into the large-cap universe, where the "generals" will once again take command. Since our focus at the Primary Trend Funds is on large-cap value, we look forward to the passing of the baton.

SIZZLING SUMMER
---------------

  Wisconsin is currently in the midst of one of the driest and hottest summers since 1988. The stock market is heating up as well with a summer rally in full swing. The DJIA has rallied by over 4% since the end of June and now sits near the 10,700 mark. Second quarter earnings season has been the main catalyst with over 72% (of those reported) of the companies beating forecasts (fueled mostly by energy profits).

  There are certainly risks that exist in today's investing climate. For example, interest rates could suddenly ratchet upward, the housing bubble could deflate or terrorists could make another assault on U.S. soil. But the stock market, rightfully so, is focusing on those variables that are quantifiable at present. Barring some unforeseen disaster, this summer rally should continue in an orderly fashion.

  While there is no guarantee, we do believe the coming fiscal 2006 could be a very rewarding one for shareholders as large caps regain the spotlight. All of us at Arnold Investment Counsel thank you for your support and look forward to exceeding your expectations.

  Sincerely,

  /s/Lilli Gust                              /s/Barry S. Arnold

  Lilli Gust                                 Barry S. Arnold
  President                                  Vice President
                                             Chief Investment Officer

EXPENSE EXAMPLE (unaudited)
For the Six Months Ended June 30, 2005

As a shareholder of the Primary Trend Funds (the "Funds"), you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

                                          Primary Trend Fund                          Primary Income Fund
                              -----------------------------------------    -----------------------------------------
                                                             Expenses                                     Expenses
                              Beginning        Ending      paid during     Beginning        Ending      paid during
                               account        account         period        account        account         period
                                value          value         1/1/05-         value          value         1/1/05-
                                1/1/05        6/30/05      6/30/051<F1>      1/1/05        6/30/05      6/30/051<F1>
                              ---------       -------      ------------    ---------       -------      ------------
Actual                        $1,000.00      $  996.20        $7.37        $1,000.00      $1,028.30        $5.05
Hypothetical (5% return
  before expenses)             1,000.00       1,017.41         7.44         1,000.00       1,019.93         5.03

1<F1> Expenses are equal to the Funds' annualized expense ratios (1.48% for the Trend Fund and 1.00% for the Income Fund), multiplied by the average account value over the period, and multiplied by 0.4959 (to reflect the one-half year period).

PORTFOLIOS OF INVESTMENTS
June 30, 2005

                             THE PRIMARY TREND FUND

                                                                                                MARKET
  SHARES                                                                       COST             VALUE
  ------                                                                       ----             ------
               COMMON STOCKS      82.5%
      6,000    Abbott Laboratories (Pharmaceuticals)                        $   167,454       $   294,060
      9,000    Allstate Corp. (Insurance)                                       268,977           537,750
     10,000    Anheuser-Busch Companies, Inc. (Beverages)                       295,400           457,500
     10,000    Aqua America, Inc. (Water utility)                               250,318           297,400
     31,728    Archer-Daniels-Midland Co. (Agriculture)                         463,903           678,345
     10,000    Barrick Gold Corp. (Mining)                                      190,108           250,300
      6,998    BP plc (Integrated oil company)                                  143,640           436,535
     25,000    Bristol-Myers Squibb Co. (Pharmaceuticals)                       610,745           624,500
      5,000    Campbell Soup Co. (Diversified food)                             148,000           153,850
     20,000    Cendant Corp. (Diversified consumer services)                    256,853           447,400
      6,000    Chubb Corp. (Insurance)                                          327,730           513,660
     15,000    Darden Restaurants, Inc. (Restaurant chains)                     341,367           494,700
     10,000    Du Pont (E.I.) de Nemours & Co. (Diversified chemicals)          419,106           430,100
     10,000    Eli Lilly & Co. (Pharmaceuticals)                                567,170           557,100
     23,000    General Electric Co. (Diversified manufacturing)                 668,649           796,950
     10,000    General Mills, Inc. (Diversified food)                           452,291           467,900
      6,000    The Home Depot, Inc. (Retail-building products)                  136,080           233,400
      7,000    Johnson & Johnson (Medical products)                             299,250           455,000
     16,000    Marcus Corp. (Lodging)                                           305,196           339,520
     10,000    Mattel, Inc. (Toys)                                              190,803           183,000
     11,000    McDonald's Corp. (Restaurant chains)                             220,071           305,250
     10,000    Occidental Petroleum Corp. (Integrated oil company)              190,620           769,300
      8,000    Partner Re Ltd. (Insurance)                                      266,855           515,360
     18,000    Pfizer, Inc. (Pharmaceuticals)                                   549,208           496,440
     15,000    SBC Communications, Inc. (Telecommunications)                    360,250           356,250
     30,000    Schering-Plough Corp. (Pharmaceuticals)                          520,799           571,800
     21,000    Tribune Company (Media)                                          845,355           738,780
     15,000    Tupperware Corp. (Consumer products)                             296,827           350,550
     11,160    United Technologies Corp. (Aerospace)                            231,525           573,066
     14,000    Viacom, Inc. CIass B (Media)                                     483,208           448,280
     15,000    Waste Management, Inc. (Environmental control)                   440,199           425,100
                                                                            -----------       -----------
                    Total Common Stocks                                      10,907,957        14,199,146
                                                                            -----------       -----------

 PRINCIPAL
  AMOUNT
 ---------
               BONDS AND NOTES      2.3%
               CORPORATE BOND
 $  400,000    Alabama Power Co., 3.125%, due 5/1/08                            396,220           389,669
                                                                            -----------       -----------
                    Total Bonds and Notes                                       396,220           389,669
                                                                            -----------       -----------
                    Total Long-Term Investments                              11,304,177        14,588,815
                                                                            -----------       -----------

               SHORT-TERM INVESTMENTS      15.2%
               VARIABLE RATE DEMAND NOTES
    255,602    American Family Insurance Co., 2.47%                             255,602           255,602
  1,516,379    US Bank, N.A., 2.60%                                           1,516,379         1,516,379
    843,097    Wisconsin Corporate Central Credit Union, 2.52%                  843,097           843,097
                                                                            -----------       -----------
                    Total Short-Term Investments                              2,615,078         2,615,078
                                                                            -----------       -----------
               TOTAL INVESTMENTS      100.0%                                $13,919,255        17,203,893
                                                                            -----------
                                                                            -----------
               Other Assets less Liabilities      0.0%                                              2,188
                                                                                              -----------
               NET ASSETS      100.0%                                                         $17,206,081
                                                                                              -----------
                                                                                              -----------

SUMMARY OF INVESTMENTS BY SECTOR                            TOP TEN EQUITY HOLDINGS
                                   PERCENT OF                                                  PERCENT OF
SECTOR                       INVESTMENT SECURITIES          SECURITY                     INVESTMENT SECURITIES
------                       ---------------------          --------                     ---------------------
Consumer Discretionary               18.0%                  General Electric Co.                  4.6%
Health Care                          17.4%                  Occidental Petroleum Corp.            4.5%
Short-term (cash)                    15.2%                  Tribune Company                       4.3%
Industrials                          13.0%                  Archer-Daniels-Midland Co.            3.9%
Consumer Staples                     10.2%                  Bristol-Myers Squibb Co.              3.6%
Financials                            9.1%                  United Technologies Corp.             3.3%
Energy                                7.0%                  Schering-Plough Corp.                 3.3%
Materials                             4.0%                  Eli Lilly & Co.                       3.2%
Utilities                             4.0%                  Allstate Corp.                        3.1%
Technology                            2.1%                  Partner Re Ltd.                       3.0%
                                    ------                                                       -----
Total Investments                   100.0%                  Total                                36.8%

                       See notes to financial statements.

PORTFOLIOS OF INVESTMENTS (continued)
June 30, 2005

                            THE PRIMARY INCOME FUND

                                                                                                MARKET
  SHARES                                                                       COST             VALUE
  ------                                                                       ----             ------
               COMMON STOCKS      87.4%
      1,000    Abbott Laboratories (Pharmaceuticals)                         $   27,909        $   49,010
      2,000    Allstate Corp. (Insurance)                                        77,685           119,500
      3,000    American States Water Co. (Water utility)                         82,662            88,110
      1,500    Anheuser-Busch Companies, Inc. (Beverages)                        44,310            68,625
      1,637    Apartment Investment & Management Co.
                 (Real estate investment trust)                                  23,363            66,986
      3,000    Aqua America, Inc. (Water utility)                                73,559            89,220
      2,000    BP plc (Integrated oil company)                                   51,801           124,760
      6,000    Bristol-Myers Squibb Co. (Pharmaceuticals)                       164,832           149,880
      1,000    Chubb Corp. (Insurance)                                           54,455            85,610
      2,000    Cinergy Corp. (Electric and gas utility)                          39,641            89,640
      3,000    Darden Restaurants, Inc. (Restaurant chains)                      68,273            98,940
      3,000    DPL, Inc. (Electric and gas utility)                              31,788            82,350
      2,691    DTE Energy Co. (Electric utility)                                115,541           125,858
      3,500    Du Pont (E.I.) de Nemours & Co. (Diversified chemicals)          155,690           150,535
      3,000    Eli Lilly & Co. (Pharmaceuticals)                                189,289           167,130
      5,000    General Electric Co. (Diversified manufacturing)                 146,280           173,250
      3,000    KeySpan Corp. (Natural gas utility)                               74,815           122,100
      2,000    Marcus Corp. (Lodging)                                            38,351            42,440
      3,000    McDonald's Corp. (Restaurant chains)                              61,307            83,250
      2,000    Occidental Petroleum Corp. (Integrated oil company)               41,295           153,860
      4,000    Otter Tail Corp. (Electric utility)                              107,345           109,320
      4,000    Pfizer, Inc. (Pharmaceuticals)                                   122,833           110,320
      5,000    SBC Communications, Inc. (Telecommunications)                    118,330           118,750
      8,000    Schering-Plough Corp. (Pharmaceuticals)                          143,960           152,480
      3,000    Sempra Energy (Natural gas utility)                               46,771           123,930
      3,000    The Southern Company (Electric utility)                           85,890           104,010
      4,000    Tribune Company (Media)                                          164,939           140,720
      4,000    Tupperware Corp. (Diversified consumer products)                  81,415            93,480
      2,000    US Bancorp (Banks)                                                56,660            58,400
      3,000    Vectren Corp. (Natural gas utility)                               64,302            86,190
      3,000    Viacom, Inc. Class B (Media)                                     104,642            96,060
      3,000    Waste Management, Inc. (Environmental control)                    89,880            85,020
      3,000    Wisconsin Energy Corp. (Electric and gas utility)                 74,563           117,000
                                                                             ----------        ----------
                       Total Common Stocks                                    2,824,376         3,526,734
                                                                             ----------        ----------

 PRINCIPAL
  AMOUNT
 ---------
               BONDS AND NOTES      7.4%
               CORPORATE BONDS
   $100,000    Alabama Power Co., 3.125%, due 5/1/08                             99,023            97,417
    150,000    General Electric Capital Corp., 3.639%, due 6/11/08              150,000           149,671
     50,000    Federal Home Loan, 2.65%, 8/10/06                                 49,408            49,388
                                                                             ----------        ----------
                       Total Bonds and Notes                                    298,431           296,476
                                                                             ----------        ----------
                       Total Long-Term Investments                            3,122,807         3,823,210
                                                                             ----------        ----------

               SHORT-TERM INVESTMENTS      5.6%
               VARIABLE RATE DEMAND NOTES
     34,962    American Family Insurance Co., 2.47%                              34,962            34,962
    174,535    US Bank, N.A., 2.60%                                             174,535           174,535
     17,228    Wisconsin Corporate Central Credit Union, 2.52%                   17,228            17,228
                                                                             ----------        ----------
                       Total Short-Term Investments                             226,725           226,725
                                                                             ----------        ----------
    629,053    TOTAL INVESTMENTS      100.4%                                 $3,349,532         4,049,935
                                                                             ----------
                                                                             ----------
               Liabilities less Other Assets      (0.4)%                                          (14,369)
                                                                                               ----------
               NET ASSETS      100.0%                                                          $4,035,566
                                                                                               ----------
                                                                                               ----------

SUMMARY OF INVESTMENTS BY SECTOR                            TOP TEN EQUITY HOLDINGS
                                   PERCENT OF                                                  PERCENT OF
SECTOR                       INVESTMENT SECURITIES          SECURITY                     INVESTMENT SECURITIES
------                       ---------------------          --------                     ---------------------
Utilities                            30.5%                  General Electric Co.                  4.3%
Health Care                          15.5%                  Eli Lilly & Co.                       4.1%
Consumer Discretionary               13.7%                  Occidental Petroleum Corp.            3.8%
Industrials                          10.1%                  Schering-Plough Corp.                 3.8%
Financials                            8.2%                  Du Pont (E.I.) de Nemours & Co.       3.7%
Energy                                6.9%                  Bristol-Myers Squibb Co.              3.7%
Short-term (cash)                     5.6%                  Tribune Co.                           3.5%
Materials                             3.7%                  DTE Energy Co.                        3.1%
Technology                            2.9%                  BP plc                                3.1%
Consumer Staples                      1.7%                  Sempra Energy                         3.1%
Government Bonds                      1.2%                                                       -----
                                    ------                  Total                                36.2%
Total Investments                   100.0%

                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2005

                                                                                      THE PRIMARY       THE PRIMARY
                                                                                      TREND FUND        INCOME FUND
                                                                                      -----------       -----------
Assets:
   Investments, at Value:
       Common Stocks                                                                  $14,199,146        $3,526,734
       Bonds and Notes                                                                    389,669           296,476
       Short-Term Investments                                                           2,615,078           226,725
                                                                                      -----------        ----------
           Total Investments (Cost $13,919,255 and $3,349,532, respectively)           17,203,893         4,049,935
       Dividends Receivable                                                                24,620             8,416
       Interest Receivable                                                                  8,741             1,547
       Capital Shares Receivable                                                              389               189
       Prepaid Expenses and Other Assets                                                    7,917             5,218
                                                                                      -----------        ----------
       Total Assets                                                                    17,245,560         4,065,305
                                                                                      -----------        ----------
Liabilities
   Professional Fees                                                                       19,008            19,047
   Accrued Investment Advisory Fees                                                        10,621             6,358
   Transfer Agent Fees                                                                      4,348             1,937
   Administration and Accounting Fees                                                       3,357             2,397
   Other                                                                                    2,145                --
                                                                                      -----------        ----------
           Total Liabilities                                                               39,479            29,739
                                                                                      -----------        ----------
Net Assets                                                                            $17,206,081        $4,035,566
                                                                                      -----------        ----------
                                                                                      -----------        ----------
Shares Outstanding                                                                      1,322,419           307,409
Net Asset Value Per Share                                                             $     13.01        $    13.13
                                                                                      -----------        ----------
                                                                                      -----------        ----------
Net Assets Consist of:
   Capital Stock, $0.01 par value (30,000,000 shares authorized each)                 $13,245,574        $3,289,715
   Undistributed Net Investment Income                                                     63,886             2,500
   Undistributed Net Realized Gain                                                        611,983            42,948
   Net Unrealized Appreciation on Investments                                           3,284,638           700,403
                                                                                      -----------        ----------
Net Assets                                                                            $17,206,081        $4,035,566
                                                                                      -----------        ----------
                                                                                      -----------        ----------

                       See notes to financial statements.

STATEMENTS OF OPERATIONS
For the year ended June 30, 2005

                                                                 THE PRIMARY    THE PRIMARY
                                                                  TREND FUND    INCOME FUND
                                                                 -----------    -----------
Income:
   Interest                                                        $ 80,491       $ 12,156
   Dividends                                                        281,843        103,625
                                                                   --------       --------
       Total Income                                                 362,334        115,781
                                                                   --------       --------
Expenses:
   Investment Advisory Fees                                         125,093         28,771
   Administration and Accounting Fees                                39,402         28,144
   Shareholder Servicing Costs                                       31,989         13,367
   Professional Fees                                                 24,404         25,916
   Printing                                                           8,300          2,636
   Registration Fees                                                  5,315          5,755
   Custodial Fees                                                     3,722          3,137
   Insurance                                                          3,046            706
   Postage                                                            2,420            716
   Pricing                                                            1,706          1,951
   Other                                                              3,967          3,072
                                                                   --------       --------
   Total Expenses Before Reimbursement                              249,364        114,171
   Less Expenses Reimbursed By Adviser                                   --        (75,215)
                                                                   --------       --------
   Net Expenses                                                     249,364         38,956
                                                                   --------       --------
Net Investment Income                                               112,970         76,825
                                                                   --------       --------
Net Realized Gain on Investments                                    678,714        219,724
Change in Net Unrealized Appreciation of Investments                (85,413)        38,349
                                                                   --------       --------
Net Realized and Unrealized Gain on Investments                     593,301        258,073
                                                                   --------       --------
Net Increase in Net Assets From Operations                         $706,271       $334,898
                                                                   --------       --------
                                                                   --------       --------

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                          THE PRIMARY                              THE PRIMARY
                                                           TREND FUND                              INCOME FUND
                                                 ------------------------------           ------------------------------
                                                 YEAR ENDED          YEAR ENDED           YEAR ENDED          YEAR ENDED
                                                  JUNE 30,            JUNE 30,             JUNE 30,            JUNE 30,
                                                    2005                2004                 2005                2004
                                                 ----------          ----------           ----------          ----------
Operations:
   Net Investment Income                         $   112,970         $    62,225          $   76,825          $   69,762
   Net Realized Gain (Loss)
     on Investments                                  678,714             749,930             219,724             (39,766)
   Change in Net Unrealized Appreciation
     of Investments                                  (85,413)          1,681,118              38,349             356,970
                                                 -----------         -----------          ----------          ----------
   Net Increase in Net
     Assets from Operations                          706,271           2,493,273             334,898             386,966
                                                 -----------         -----------          ----------          ----------
Distributions to Shareholders:
   From Net Investment Income                        (82,275)            (44,016)            (75,580)            (68,507)
   From Net Realized Gains                          (689,595)           (114,374)                 --                  --
                                                 -----------         -----------          ----------          ----------
   Decrease in Net Assets
     from Distributions                             (771,870)           (158,390)            (75,580)            (68,507)
                                                 -----------         -----------          ----------          ----------
Fund Share Transactions:
   Proceeds from Shares Sold                         882,984           1,520,055             101,121             125,702
   Reinvested Distributions                          722,615             146,240              66,089              60,150
   Cost of Shares Redeemed                        (1,047,532)         (2,179,923)           (209,857)           (219,834)
                                                 -----------         -----------          ----------          ----------
   Net Increase (Decrease) in Net Assets
     from Fund Share Transactions                    558,067            (513,628)            (42,647)            (33,982)
                                                 -----------         -----------          ----------          ----------
Total Increase in Net Assets                         492,468           1,821,255             216,671             284,477
Net Assets:
   Beginning of Year                              16,713,613          14,892,358           3,818,895           3,534,418
                                                 -----------         -----------          ----------          ----------
   End of Year                                   $17,206,081         $16,713,613          $4,035,566          $3,818,895
                                                 -----------         -----------          ----------          ----------
                                                 -----------         -----------          ----------          ----------
Undistributed Net Investment
   Income at End of Year                         $    63,886         $    33,191          $    2,500          $    1,255
                                                 -----------         -----------          ----------          ----------
                                                 -----------         -----------          ----------          ----------
Transactions in Shares:
   Sales                                              68,612             123,275               8,038              10,369
   Reinvested Distributions                           58,222              12,695               5,192               5,129
   Redemptions                                       (81,697)           (176,207)            (16,702)            (18,739)
                                                 -----------         -----------          ----------          ----------
   Net Increase (Decrease)                            45,137             (40,237)             (3,472)             (3,241)
                                                 -----------         -----------          ----------          ----------
                                                 -----------         -----------          ----------          ----------

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table shows per share operation performance data, total investment return, ratios and supplemental data for each of the years ended June 30:

                                                                    2005         2004          2003          2002          2001
                                                                    ----         ----          ----          ----          ----
THE PRIMARY TREND FUND

PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Year                                 $13.09       $11.30        $11.84        $12.39        $10.55
                                                                   ------       ------        ------        ------        ------
Net Investment Income                                                0.08         0.05          0.04          0.05          0.16
Net Realized and Unrealized Gain (Loss) on Investments               0.44         1.86         (0.03)        (0.39)         2.19
                                                                   ------       ------        ------        ------        ------
Total from Investment Operations                                     0.52         1.91          0.01         (0.34)         2.35
                                                                   ------       ------        ------        ------        ------
Less Distributions:
   From Net Investment Income                                       (0.06)       (0.03)        (0.05)        (0.12)        (0.20)
   From Net Realized Gains                                          (0.54)       (0.09)        (0.50)        (0.09)        (0.31)
                                                                   ------       ------        ------        ------        ------
   Total Distributions                                              (0.60)       (0.12)        (0.55)        (0.21)        (0.51)
                                                                   ------       ------        ------        ------        ------
Net Increase (Decrease)                                             (0.08)        1.79         (0.54)        (0.55)         1.84
                                                                   ------       ------        ------        ------        ------
Net Asset Value, End of Year                                       $13.01       $13.09        $11.30        $11.84        $12.39
                                                                   ------       ------        ------        ------        ------
                                                                   ------       ------        ------        ------        ------
TOTAL INVESTMENT RETURN                                             4.27%       17.05%         0.34%        (2.77%)       22.54%

RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Year (in thousands)                         $17,206      $16,714       $14,892       $15,963       $17,650
   Ratio of Net Expenses to Average Net Assets                      1.48%        1.49%         1.60%         1.44%         1.38%
   Ratio of Net Investment Income to Average Net Assets             0.67%        0.39%         0.41%         0.41%         1.36%
   Portfolio Turnover                                               37.5%        31.7%         27.5%         34.4%         44.7%

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table shows per share operation performance data, total investment return, ratios and supplemental data for each of the years ended June 30:

                                                                    2005         2004          2003          2002          2001
                                                                    ----         ----          ----          ----          ----
THE PRIMARY INCOME FUND

PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Year                                 $12.28       $11.25        $11.90        $12.22        $10.40
                                                                   ------       ------        ------        ------        ------
Net Investment Income                                                0.25         0.22          0.25          0.28          0.35
Net Realized and Unrealized Gain (Loss) on Investments               0.85         1.03         (0.65)        (0.32)         1.82
                                                                   ------       ------        ------        ------        ------
Total from Investment Operations                                     1.10         1.25         (0.40)        (0.04)         2.17
                                                                   ------       ------        ------        ------        ------
Less Distributions:
   From Net Investment Income                                       (0.25)       (0.22)        (0.25)        (0.28)        (0.35)
                                                                   ------       ------        ------        ------        ------
   Total Distributions                                              (0.25)       (0.22)        (0.25)        (0.28)        (0.35)
                                                                   ------       ------        ------        ------        ------
Net Increase (Decrease)                                              0.85         1.03         (0.65)        (0.32)         1.82
                                                                   ------       ------        ------        ------        ------
Net Asset Value, End of Year                                       $13.13       $12.28        $11.25        $11.90        $12.22
                                                                   ------       ------        ------        ------        ------
                                                                   ------       ------        ------        ------        ------
TOTAL INVESTMENT RETURN                                             9.01%       11.23%        (3.20%)       (0.37%)       21.09%

RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Year (in thousands)                          $4,036       $3,819        $3,534        $3,680        $3,726
   Ratio of Net Expenses to Average Net Assets                      1.00%        1.00%         1.00%         1.00%         1.00%
   Ratio of Net Investment Income to Average Net Assets             1.98%        1.91%         2.36%         2.27%         3.02%
   Ratio of Total Expenses to Average Net Assets                    2.94%        2.84%         3.06%         2.78%         2.44%
   Portfolio Turnover                                               28.2%        23.8%         30.5%         21.5%         36.6%

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2005

1.   ORGANIZATION
     The Primary Trend Fund, Inc. ("Trend Fund") began operations on September 15, 1986. The Primary Income Fund, Inc. ("Income Fund") began operations on September 1, 1989. The Trend Fund and the Income Fund, collectively, the "Funds," are registered under the Investment Company Act of 1940 as open-end investment management companies.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds.

     a. Securities listed on a national securities exchange are valued at the last sale price. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market are valued at the Nasdaq Official Closing Price. If no sale is reported, the average of the latest bid and asked prices is used. Other securities for which market quotations are readily available are valued at the average of the latest bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors. Securities with maturities of 60 days or less are valued at amortized cost.

     b. Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned, and includes amortization of premiums and discounts. Securities gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

     c. No provision for federal income taxes has been made since the Funds have elected to be taxed as regulated investment companies and intend to distribute their net investment income and net realized gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     d. Dividends from net investment income are declared and paid at least annually by the Trend Fund and are declared and paid monthly by the Income Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.

          The tax character of distributions paid during the fiscal years ended June 30, 2005 and 2004 were as follows:

                                               THE PRIMARY TREND FUND        THE PRIMARY INCOME FUND
                                               -----------------------       -----------------------
                                                 2005           2004           2005           2004
                                               --------       --------       --------       --------
          Distributions paid from:
             Ordinary Income                   $303,340       $ 44,016        $75,580        $68,507
             Net long term capital gains        468,530        114,374             --             --
                                               --------       --------        -------        -------
          Total taxable distributions           771,870        158,390         75,580         68,507
                                               --------       --------        -------        -------
          Total distributions paid             $771,870       $158,390        $75,580        $68,507
                                               --------       --------        -------        -------
                                               --------       --------        -------        -------

          For the year ended June 30, 2005, the Trend Fund designates $678,714 as a long-term capital gain distribution for purposes of the dividends paid deduction.

     e. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.   INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENTS
     The Funds have agreements with Arnold Investment Counsel, Inc. (the "Adviser"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser. Under the terms of the agreements, the Adviser receives from both the Trend Fund and the Income Fund a monthly fee at an annual rate of 0.74% of their average daily net assets. The agreements further stipulate that the Adviser will reimburse the Income Fund for annual expenses exceeding certain specified levels. In addition to the reimbursements required under the agreements, the Adviser has voluntarily reimbursed the Income Fund for additional expenses incurred during the year ended June 30, 2005. For the year ended June 30, 2005, the Adviser reimbursed the Income Fund for all expenses exceeding 1.00% of its respective average daily net assets. This additional voluntary reimbursement to the Fund may be modified or discontinued at any time by the Adviser. For the year ended June 30, 2005, the Income Fund incurred investment advisory fees and other expenses, net of expense reimbursements, totaling $38,956. The fee waiver resulted in a $0.24 per share increase in net investment income for the Income Fund for the year ended June 30, 2005.

4.   PURCHASES AND SALES OF SECURITIES
     Total purchases and sales of securities, other than short-term investments, for the Funds for the year ended June 30, 2005 were as follows:

                                             TREND FUND         INCOME FUND
                                             ----------         -----------
     Purchases                               $5,220,987          $1,039,616
     Sales                                   $6,634,346          $1,058,047

5.   TAX INFORMATION
     At June 30, 2005, gross unrealized appreciation and depreciation of investments, based on aggregate cost for federal income tax purposes of $13,919,255 and $3,349,532 for the Trend and Income Funds, respectively, were as follows:

                                                 THE PRIMARY       THE PRIMARY
                                                  TREND FUND       INCOME FUND
                                                 -----------       -----------
     Unrealized appreciation                      $3,533,851        $806,367
     Unrealized depreciation                        (249,213)       (105,964)
                                                  ----------        --------
     Net appreciation on investments              $3,284,638        $700,403
                                                  ----------        --------
                                                  ----------        --------

     As of June 30, 2005, the components of accumulated earnings on a tax basis were as follows:

                                                 THE PRIMARY       THE PRIMARY
                                                  TREND FUND       INCOME FUND
                                                 -----------       -----------
     Undistributed ordinary income                $   63,886        $  2,500
     Undistributed long-term capital gains           611,983          42,948
                                                  ----------        --------
     Accumulated earnings                            675,869          45,448
     Accumulated capital and other losses                 --              --
     Unrealized appreciation                       3,284,638         700,403
                                                  ----------        --------
     Total accumulated earnings                   $3,960,507        $745,851
                                                  ----------        --------
                                                  ----------        --------

     For the year ended June 30, 2005, 100% of the dividends paid from net investment income, including short-term capital gains (if any), for The Trend Fund and The Income Fund, respectively, are designated as qualified dividend income.

     For the year ended June 30, 2005, 100% of the dividends paid from net investment income, including short-term capital gains (if any), for The Trend Fund and The Income Fund, respectively, qualifies for the dividends received deduction available to corporate shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee, Board of Directors and Shareholders
  The Primary Trend Fund, Inc.
  The Primary Income Fund, Inc.
Milwaukee, Wisconsin

  We have audited the accompanying statements of assets and liabilities of The Primary Trend Fund, Inc., and The Primary Income Fund, Inc. (the Funds), including the portfolios of investments, as of June 30, 2005, and the related statement of operations for the year then ended and statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for each of the three years in the period ended June 30, 2003, were audited by other accountants whose report dated July 24, 2003, expressed an unqualified opinion on those financial highlights.

  We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Primary Trend Fund, Inc. and The Primary Income Fund, Inc. as of June 30, 2005, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the two years then ended in conformity with accounting principles generally accepted in the United States of America.

                                                BKD, LLP

Houston, Texas
July 15, 2005

PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 1-800-443-6544 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the twelve month period ended June 30, 2005, will be available without charge, upon request, by calling 1-800-443-6544 or by accessing the website of the Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.

DIRECTORS AND OFFICERS

                                                                                                NUMBER OF
                                          TERM OF              PRINCIPAL                        FUNDS          OTHER
                         POSITION(S)      OFFICE AND           OCCUPATION(S)                    IN COMPLEX     DIRECTORSHIPS
NAME, ADDRESS            HELD WITH        LENGTH OF            DURING PAST                      OVERSEEN       HELD
AND AGE                  THE FUND         TIME SERVED          5 YEARS                          BY DIRECTOR    BY DIRECTOR
-------------            -----------      -----------          -------------                    -----------    -------------
INDEPENDENT DIRECTORS:

Clark Hillery            Director         Indefinite, until    Director of Team Services for         2         None
700 N. Water Street                       successor elected    the Milwaukee Bucks
Milwaukee, WI  53202
Age: 55                                   7 years

William J. Rack          Director         Indefinite, until    Commercial Real Estate                2         None
700 N. Water Street                       successor elected    Development and Leasing
Milwaukee, WI  53202
Age: 59                                   3 Years

INTERESTED DIRECTORS:

Barry S. Arnold          Director,        Indefinite, until    Portfolio Manager                     2         Arnold Investment
700 N. Water Street      Vice President   successor elected                                                    Counsel, Inc.
Milwaukee, WI  53202     and Secretary
Age: 40                                   8 years

Harold L. Holtz and Lilli Gust resigned as an independent director and interested director, respectively, effective August 11, 2005.

Additional information about the Funds' Directors is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-800-443-6544.

FUND PERFORMANCE COMPARISON

        Date              Primary Trend Fund          S&P 500(R) Index*<F2>
        ----              ------------------          ---------------------
       6/30/95                 $10,000                       $10,000
       9/30/95                 $10,082                       $10,795
      12/31/95                 $10,161                       $11,445
       3/31/96                 $11,017                       $12,059
       6/30/96                 $11,351                       $12,601
       9/30/96                 $11,741                       $12,990
      12/31/96                 $13,208                       $14,074
       3/31/97                 $13,034                       $14,451
       6/30/97                 $14,329                       $16,974
       9/30/97                 $15,755                       $18,245
      12/31/97                 $15,610                       $18,769
       3/31/98                 $16,676                       $21,387
       6/30/98                 $16,201                       $22,093
       9/30/98                 $14,531                       $19,895
      12/31/98                 $15,296                       $24,132
       3/31/99                 $15,471                       $25,334
       6/30/99                 $16,961                       $27,120
       9/30/99                 $15,648                       $25,428
      12/31/99                 $14,887                       $29,212
     3/31/2000                 $14,801                       $29,880
     6/30/2000                 $15,072                       $29,086
     9/30/2000                 $16,635                       $28,804
    12/31/2000                 $18,082                       $26,551
     3/31/2001                 $17,710                       $23,402
     6/30/2001                 $18,469                       $24,771
     9/30/2001                 $16,633                       $21,135
    12/31/2001                 $18,397                       $23,394
     3/31/2002                 $19,489                       $23,460
     6/30/2002                 $17,957                       $20,316
     9/30/2002                 $15,813                       $16,805
    12/31/2002                 $16,073                       $18,224
     3/31/2003                 $15,499                       $17,650
     6/30/2003                 $18,019                       $20,366
     9/30/2003                 $18,064                       $20,906
    12/31/2003                 $20,400                       $23,452
     3/31/2004                 $20,834                       $23,848
     6/30/2004                 $21,093                       $24,259
     9/30/2004                 $20,757                       $23,805
    12/31/2004                 $22,077                       $26,002
     3/31/2005                 $22,044                       $25,443
     6/30/2005                 $21,994                       $25,792

Value as of 06/30/05

Initial Investment of
$10,000 on 6/30/95

PERFORMANCE THROUGH JUNE 30, 2005            FUND             INDEX
---------------------------------            ----             -----
2005 Year to Date                           -0.38%            -0.81%
One Year                                    +4.27%             6.32%
5 Years                                     +7.85%            -2.37%
10 Years                                    +8.20%             9.94%
Since Inception                             +8.23%            11.21%

        Date             Primary Income Fund          S&P 500(R) Index*<F2>
        ----             -------------------          ---------------------
        6/30/95                $10,000                       $10,000
        9/30/95                $10,323                       $10,795
       12/31/95                $10,733                       $11,445
        3/31/96                $11,184                       $12,059
        6/30/96                $11,482                       $12,601
        9/30/96                $11,735                       $12,990
       12/31/96                $12,888                       $14,074
        3/31/97                $13,153                       $14,451
        6/30/97                $14,249                       $16,974
        9/30/97                $15,664                       $18,245
       12/31/97                $16,175                       $18,769
        3/31/98                $16,788                       $21,387
        6/30/98                $16,347                       $22,093
        9/30/98                $15,722                       $19,895
       12/31/98                $16,260                       $24,132
        3/31/99                $15,613                       $25,334
        6/30/99                $16,832                       $27,120
        9/30/99                $15,657                       $25,428
       12/31/99                $14,881                       $29,212
      3/31/2000                $14,974                       $29,880
      6/30/2000                $15,203                       $29,086
      9/30/2000                $16,952                       $28,804
     12/31/2000                $17,903                       $26,551
      3/31/2001                $17,701                       $23,402
      6/30/2001                $18,410                       $24,771
      9/30/2001                $17,536                       $21,135
     12/31/2001                $18,464                       $23,394
      3/31/2002                $19,573                       $23,460
      6/30/2002                $18,342                       $20,316
      9/30/2002                $16,264                       $16,805
     12/31/2002                $16,534                       $18,224
      3/31/2003                $15,825                       $17,650
      6/30/2003                $17,755                       $20,366
      9/30/2003                $17,673                       $20,906
     12/31/2003                $19,390                       $23,452
      3/31/2004                $19,378                       $23,848
      6/30/2004                $19,750                       $24,259
      9/30/2004                $19,821                       $23,805
     12/31/2004                $20,937                       $26,002
      3/31/2005                $20,985                       $25,443
      6/30/2005                $21,529                       $25,792

Value as of 06/30/05

Initial Investment of
$10,000 on 6/30/95

PERFORMANCE THROUGH JUNE 30, 2005            FUND             INDEX
---------------------------------            ----             -----
2005 Year to Date                           +2.83%            -0.81%
One Year                                    +9.01%             6.32%
5 Years                                     +7.20%            -2.37%
10 Years                                    +7.97%             9.94%
Since Inception                             +8.57%            10.39%

THE PERFORMANCE DATA QUOTED IS PAST PERFORMANCE AND PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-443-6544.

*<F2> The S&P 500(R) Index is an unmanaged but commonly used measure of common stock total return performance. The Fund's total returns include operating expenses such as transaction costs and advisory fees which reduce total returns while the total returns of the Index do not.

                    (This Page Intentionally Left Blank.)

(THE PRIMARY TREND FUNDS LOGO)

WWW.PRIMARYTRENDFUNDS.COM

INVESTMENT ADVISER
   Arnold Investment Counsel Incorporated
   700 North Water Street
   Milwaukee, Wisconsin 53202
   1-800-443-6544

OFFICERS
   Lilli Gust, President and Treasurer
   Barry S. Arnold, Vice President and Secretary

DIRECTORS
   Barry S. Arnold
   Clark J. Hillery
   William J. Rack

ADMINISTRATOR
   UMB Fund Services, Inc.
   803 West Michigan Street
   Milwaukee, Wisconsin 53233

CUSTODIAN
   U.S. Bank, N.A.
   777 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
   U.S. Bancorp Fund Services, LLC
   615 East Michigan Street
   Milwaukee, Wisconsin 53202
   1-800-968-2122

INDEPENDENT AUDITORS
   BKD, LLP
   1360 Post Oak Boulevard, Suite 1900
   Houston, Texas 77056

LEGAL COUNSEL
   Foley & Lardner LLP
   777 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

Founding member of
100%
NO-LOAD TM
MUTUAL FUND
COUNCIL

ITEM 2.  CODE OF ETHICS

The Registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer and principal financial officer. A copy of the Code is filed as an exhibit to this Form N-CSR. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

While The Primary Trend Fund, Inc. believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an "audit committee financial expert" as such term is defined by the Securities and Exchange Commission.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below.

(a) Audit Fees.
     Fiscal year ended June 30, 2005         $ 13,150
     Fiscal year ended June 30, 2004         $  9,600

(b) Audit-Related Fees.
     None.

(c) Tax Fees.
     Fiscal year ended June 30, 2005         $500
     Fiscal year ended June 30, 2004         $950

(d) All Other Fees.
     None.

(e)
     (1) None.

     (2) None.

(f) None.

(g) See item 4(c).

(h) Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item I of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES OF CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

(a) The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that the materially affected, or were reasonably likely to materially affect, Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS

(a)  Code of Ethics.  Filed as an attachment to this filing.

(b) Certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Primary Trend Fund, Inc.
----------------------------

/s/ Lilli Gust
--------------
Lilli Gust
Principal Executive Officer
September 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Lilli Gust
--------------
Lilli Gust
Principal Executive Officer
September 2, 2005

/s/ Lilli Gust
--------------
Lilli Gust
Principal Financial Officer
September 2, 2005